                                                              EXHIBIT 10.32



                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT (the "Agreement") is entered into as of the 15th day of October, 1996, by and between FIRST UNION NATIONAL BANK
OF FLORIDA, a national banking association (the "Lender"), and STERILE RECOVERIES, INC., a Florida corporation (the "Borrower"), and is made in reference to the following facts:

         (A) The Lender has made available to Borrower a credit facility in the amount of FIFTEEN MILLION AND N0/100 DOLLARS ($15,000,000.00) (the "Loan") consisting of (i) a revolving line of credit (the "Revolving Loan") and
(ii) individual Term Loans (as defined below) made from time to time at Borrower's request to fund its equipment purchases (the "Term Debt").

         (B) The Loan is evidenced by a Revolving Line of Credit Note (the "Note") that matures on August 31, 1999, as to the Revolving Loan, and on the last day of the specified amortization period with respect to each Term Loan (in each case, the "Maturity Date"). The Revolving Loan is unsecured; each Term Loan will be secured by a security interest in the equipment purchased with the Term Loan proceeds pursuant to an instrument of security (collectively, the "Instruments of Security").

         (C) This Agreement, the Note, the Instruments of Security, and the other documents that evidence or secure the Loan collectively comprise the "Loan Documents" and their execution by Borrower is required by the Lender as a condition to the Loan.

         NOW THEREFORE, for and in consideration of the mutual covenants and conditions contained herein and other valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties covenant and agree as follows:


                      ARTICLE I - INTRODUCTORY PROVISIONS

         1.1 Recitals. The statements contained in the recitals of fact set forth above (the "Recitals") are true and correct, and the Recitals by this reference are made a part of this Agreement.

         1.2 Exhibits. All exhibits attached to this Agreement are by this reference incorporated in and made a part hereof.

         1.3 Abbreviations and Definitions. The following abbreviations and definitions will be used for purposes of this Agreement:

                 (a) The abbreviations and definitions set forth in the Preamble and Recitals will be used for purposes of this Agreement.

                 (b) The "Agreement" mean this Loan Agreement between the parties; as amended from time to time.

                 (c) "Collateral" means the Equipment of the Borrower that Borrower acquires with the proceeds of a Term Loan and that is subject to a security interest granted to Lender as security for the Term Loan (and not for the Revolving Loan or any other Term Loan) pursuant to an Instrument of Security.

                 (d) "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder or under the Loan Documents;

                 (e) "EBITDA" means Borrower's earnings before interest, taxes, depreciation and amortization, as those terms are used under generally accepted accounting principles, consistently applied.

                 (f) "Equipment" means individual items of equipment purchased by Borrower from time to time with proceeds of a Term Loan, together with all parts, accessories, attachments, additions, replacements, accessions, substitutions, increases, products and proceeds thereof in any form.

                 (g) "Loans" means collectively, the Revolving Loan and any Term Loans then outstanding hereunder.

                 (h) "Permitted Debt" means the $1,000,000.00 convertible demand promissory note payable by Borrower to Lee R. Kemberling with a stated interest rate of eight and one-half percent (8.5%) per annum, and secured by a first lien on the Borrower's Houston, Texas facility and the equipment located at such facility, excluding any newly acquired Collateral at the facility that is financed with a Term Loan and encumbered by an Instrument of Security in favor of Lender. Beginning March 1, 1997, such convertible note becomes payable on demand and may be redeemed by the Borrower for face value. A maximum amount of $750,000.00 may be converted to common stock at any time prior to March 1, 1997.

"Permitted Debt" also means (a) the Loan; (b) up to TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00) incurred by Borrower during each calendar year consisting of capital leasing obligations; (c) up to TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00) of debt incurred by Borrower during each calendar year with alternative lenders for capital expenditures; (d) trade payables and operating expenses incurred by Borrower in the ordinary course of business; (e) debt in existence on the date of this Agreement and disclosed in Borrower's financial statement furnished to Lender; (f) other debt to which Lender consents in writing from time to time; and (g) any extensions, renewals, replacements, modifications, and refundings of any of the foregoing debt.



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


                 (i)      "Permitted Liens" means

                          (i)     liens securing the Loan;

                          (ii)    liens currently securing the Permitted Debt
in favor of Lee R. Kemberling described under "Permitted Debt", except such liens shall be subordinate to the Instruments of Security in favor of Lender as to the Collateral encumbered thereby;

                          (iii)   (1) liens for taxes, assessments, and other
similar governmental charges that are not yet delinquent or where the validity of which are being contested in good faith by appropriate proceedings and as required by applicable law as permitted herein;

                                  (2)      deposits under workers'
compensation, unemployment insurance, and social security laws, or to secure the performance of bids, tenders, contracts (other than for the payment of borrowed money), or leases, or to secure statutory obligations or surety or appeal bonds, or to secure indemnity performance or other similar bonds, made in the ordinary course of business;

                                  (3)      liens imposed by law, such as
carriers', warehousemen's or mechanics' liens, incurred in the ordinary course of business;

                                  (4)      easements, rights-of-way,
restrictions, and other similar encumbrances incurred in the ordinary course of business that do not in the aggregate materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of Borrower;

                                  (5)      any attachment, judgment, or similar
Lien, unless the writ or judgment or other process it secures shall not, within thirty (30) days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within thirty
(30) days after the expiration of any such stay; and

                                  (6)      liens of landlords or of mortgagees
of landlords, arising solely by operation of law, on fixtures and moveable property located on premises leased in the ordinary course of business, provided that the rental payments secured thereby are not yet delinquent.

                          (iv)    liens on particular equipment (and related
intangibles) that is subject to Permitted Debt consisting of obligations or capital leasing obligations; and

                          (v)     such other liens to which Lender consents in
writing from time to time in its sole and absolute discretion.

                 (j) "Revolving Loan" means the revolving line of credit portion of the Loan (and includes any portion of the Loan that is not Term
Debt).





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                 (k)      "Senior Debt" means loans or debt securities that
have claims prior to junior obligations and equity on Borrower's assets in the event of liquidation. Senior Debt, as the term is used under generally accepted accounting principles, consistently applied, includes funds borrowed from banks, insurance companies, or other financial institutions, as well as notes, bonds or debentures not expressly defined as junior or subordinated.

                 (l) "Subordinated Debt" means any and all existing or future loans or other indebtednesses owed by the Borrower to shareholders, officers, or directors of the Borrower, excluding the Permitted Debt.

                 (m) "Tangible Net Worth" means the total of all assets appearing on a balance sheet prepared in accordance with generally accepted accounting principles for the Borrower after deducting therefrom (without duplication or deductions):

                          (i)     Any write-up in the book carrying value of
any asset resulting from a re-evaluation thereof;

                          (ii)    All reserves, including, but not limited to,
reserves for liabilities, fixed or contingent, deferred income taxes, obsolescence, depletion, insurance and inventory valuation, which are not deducted from assets;

                          (iii)   The amount, if any, at which shares of stock
of the Borrower appears as an asset;

                          (iv)    All indebtedness of the Borrower; and

                          (v)     All goodwill, research and development, and
other intangible items of any kind appearing on the asset side of such balance sheet.

                 (n) "Term Debt" means that component of the Loan that constitutes Term Loans.

                 (o) "Term Loans" means the individual advances of proceeds of the Loan disbursed from time to time as term loans in accordance with Section 2.2.


                               ARTICLE II - LOAN

         2.1     Revolving Loan.

                 (a) Subject to the terms and conditions of this Agreement, provided no Event of Default exists, Lender shall loan to Borrower, when requested by Borrower, Revolving Loans aggregating up to an amount equal to $15,000,000.00 less the total of the principal balances outstanding as Revolving Loans and Term Debt. Within these limits, and subject to the





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



limitations of this Agreement, Borrower may borrow, make payments, and reborrow under this Agreement. Borrower's obligation to repay the Revolving Loan will be evidenced by the Note.

                 (b) The principal amount of the Revolving Loan outstanding from time to time hereunder shall bear interest at the rate of interest as set forth in the Note. Accrued interest and principal outstanding from time to time under the Note shall be repaid in the manner set forth in the Note.

         2.2     Term Loans.

                 (a)      Subject to the terms and conditions of this Agreement
and provided that no Event of Default exists, Lender agrees to make available to Borrower on a term basis, when requested from time to time in accordance with this section, Term Loans in principal amounts aggregating up to
$5,000,000.00.   Borrower's obligation to repay the Term Loans will be
evidenced by the Note.

                 (b) Each Term Loan shall be payable by Borrower pursuant to an amortization schedule of up to five years, established by Lender at its discretion and documented by Lender in a written confirmation setting forth the Loan amount, advance date, and amortization schedule. The terms of the confirmation letter will be deemed correct in the absence of manifest error, and at Lender's request, Borrower shall execute additional promissory notes or other acknowledgment of the Loan terms.

                 (c) Each Term Loan shall bear interest at the rate set forth in the Note.

                 (d) Borrower shall pay principal on each Term Loan in equal monthly installments during the relevant amortization period on the fifth
(5th) day of each month beginning on the fifth (5th) of the first month following the funding of the Loan, and pay interest monthly in arrears on the outstanding balance of each Term Loan. Borrower shall repay on the fifth (5th) day of the last month of the amortization period all outstanding principal and accrued interest with respect to the Term Loan not previously paid.

                 (e) The maximum amount of any Term Loan will be 100% of Borrower's confirmed cost of making the acquisition that is financed by the Term Loan, less "soft costs," as determined by the Lender for Equipment purchased, including taxes and delivery and set-up charges.

                 (f) To request a Term Loan, Borrower shall submit to Lender a written borrowing request that includes the following information:
(i) a description of the Equipment to be acquired, (ii) the cost of the acquisition and invoices or equivalent information substantiating the purchase,
(iii) when the acquisition will occur, (iv) the proposed amount of the Term Loan to finance the acquisition, and (v) any other information requested by Lender regarding the Term Loan or the proposed Collateral. Each Term Loan will be subject to Lender's prior written approval of the proposed terms, including the Collateral and the relationship between the amount of the Loan and





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



the Collateral value. Borrower shall not request and Lender shall not be required to consider any request for a Term Loan if such request would cause the principal balance of the Loan to exceed $15,000,000.00 or the principal balance of all Term Loans to exceed $5,000,000.00.

                 (g) Before any advance is made of proceeds of a Term Loan, Borrower must have delivered to Lender (i) a UCC-1 financing statement describing the Equipment constituting Collateral for filing in the appropriate place in the jurisdiction in which the Collateral will be located, (ii) a UCC-11 search of Borrower that confirms the absence of a lien on the Equipment constituting Collateral for the Term Loan, (iii) evidence satisfactory to Lender that the Borrower's status is active and the Term Loan transaction has been authorized, and (iv) if appropriate for the jurisdiction and requested by Lender, a landlord waiver of lien with respect to the Collateral. The Equipment purchased shall be free and clear of all liens, security interests and encumbrances, except (i) that which shall be in favor of Lender by virtue of the Instruments of Security in favor of Lender, and (ii) the lien described in Section 1.3(i)(ii) above so long as it is located at the Houston, Texas facility and remains subordinate to the Instruments of Security.

         2.3     Terms Governing All Loans.

                 (a) Borrower shall execute and deliver to Lender one promissory note (the "Note") in the face amount of the Loan, payable to the order of Lender, evidencing Borrower's obligation to repay the Loan.

                 (b) The applicable interest on the Revolving Loan and any Term Loans shall be at the rate of interest as set forth in the Note.

                 (c) Borrower shall make all payments of interest and principal under the Note without setoff or counterclaim, and in such coin or currency of the United States of America that at the time of payment is legal tender for the payment of public and private debt. Payments made after 2:00 p.m. St. Petersburg, Florida, time may be credited on the next banking day.

                 (d) Each borrowing under a Loan shall be effected by crediting the amount thereof to the regular checking account of Borrower maintained with Lender or with another bank approved by Lender.

                 (e) If the aggregate outstanding principal amount of the Term Loan and the Revolving Loan at any time exceeds $15,000,000.00 or if the aggregate outstanding balance of all Term Loans exceeds $5,000,000.00, Borrower shall immediately pay to Lender such excess as a reduction of the principal amount of the Loan. Borrower may request, and Lender may be willing in its sole and absolute discretion, to make advances in excess of such maximum principal amounts. All advances in excess of the maximum principal amount shall be payable on demand and bear interest as provided in this Agreement for the Loan generally.





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                 (f)      As a condition to any advance made under the Loan,
all of the warranties and representations contained in this Agreement, as to the date hereof, shall then be true and correct, and no default beyond the applicable curative period shall exist thereunder.

         2.4 Use of Proceeds. Borrower shall use the proceeds of the Revolving Loan to provide working capital support. Borrower shall use the proceeds of each Term Loan to acquire the Equipment specified in its loan request.

         2.5 Loan Fees. In addition to the loan commitment fee which has been or is being paid by Borrower to Lender at closing of the Loan on the date hereof, in the amount of THIRTY-TWO THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($32,500.00), Borrower shall pay the following Loan fees to Lender, promptly when due, during the term of the Loans:

                 (a) Unused Fee. The Borrower shall promptly pay to the Lender at the end of each calendar quarter during the term of the Loan, in arrears, a loan fee of one-quarter of one percent (1/4%) per annum (the "Line of Credit Unused Loan Fee"), of the average undisbursed Loan proceeds at the end of each calendar quarter (the "Line of Credit Principal Unused Loan Amount"), which is calculated as follows: The face amount of the Note for each month during the calendar quarter, less the amount of Loan outstanding from time to time during such month during each calendar quarter, averaged on a daily basis for each month, which three (3) months averaged Line of Credit Principal Unused Loan Amount shall be added together and divided by three, and which sum equals the Line of Credit Unused Loan Fee Amount times .0025 divided by 4 (applicable quarter) equals the Loan Fee.

In hypothetical example only, the Line of Credit Principal Unused Loan Fee that would be due by Borrower to Lender during a calendar quarter consisting of the months of January, February and March, in example, is calculated as follows:

                 1.       Month of January:
                          $15,000,000.00   (Face Amount of Note)
                          $ 2,000,000.00   (Less average daily disbursed principal amount)
                          --------------
                          $13,000,000.00   (Line of Credit Principal Unused Loan Amount for Month of January)


                 2.       Month of February:
                          $15,000,000.00   (Face Amount of Note)
                          $ 5,000,000.00   (Less average daily disbursed principal amount)
                          --------------
                          $10,000,000.00   (Line of Credit Principal Unused Loan Amount for Month of February)

                 3.       Month of March:
                          $15,000,000.00   (Face Amount of Note)
                          $ 4,000,000.00   (Less average daily disbursed principal amount)
                          --------------





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



                          $11,000,000.00   (Line of Credit Principal Unused Loan Amount for Month of
                                           March)

                 4.       Total of:        $13,000,000.00
                                           $10,000,000.00
                                           $11,000,000.00
                                           --------------
                                           $34,000,000.00

                 5.       $34,000,000.00 divided by 3 equals $11,333,333.33 the
                          averaged Line of Credit Principal Unused Loan Amount for the applicable period.

                 6.       $11,333,333.33 x .0025 = $28,833.33

                 7.       $28,833.33 divided by 4 (per annum) = $7,083.33,
                          which is the quarterly Line of Credit Principal
                          Unused Loan Fee.

                 (b) Term Loan Advance Fees. The Borrower shall promptly pay to Lender at the time of Lender's making of each Term Loan a Term Loan advance fee equal to one-quarter of one percent (1/4%) per annum of the principal amount of each Term Loan.


                    ARTICLE III - ADDITIONAL LOAN PROVISIONS

         3.1     Financial and Operational Disclosures as to the Loans.

                 (a) The Borrowers shall furnish to Lender on the forty-fifth (45th) day following the end of each calendar quarterly period during the term of any of the Loans the information and analysis indicating the compliance by Borrower with the financial requirements of this Agreement in the form set forth in Exhibit "A", or in such other form acceptable to Lender, in its sole discretion.

                 (b) No later than ninety (90) days following the end of each calendar or fiscal year end of Borrower, whichever is appropriate, during the term of the Loans, the Borrower shall provide to Lender its audited financial statements, prepared on a consolidating and consolidated basis, that are prepared by a certified public accountant acceptable to the Lender in its sole discretion, and reflecting its operations, including without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules and a 10-K report as filed with the Securities and Exchange Commission.

                 (c) No later than forty-five (45) days following the end of each calendar quarter during the term of the Loans, the Borrower shall provide to Lender its unaudited internally prepared quarterly comparative financial statements, including without limitation, a balance sheet,





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profit and loss statement, and statement of cash flows, with supporting schedules and a 10-Q report, as filed with the Securities and Exchange
Commission.

                 (d) The Borrower shall provide to the Lender during the term of the Loans photocopies of the Borrower's annual corporate tax returns, as appropriate, that is submitted to the Internal Revenue Service (the "IRS"), together with all supporting documentation therefor, no later than ten (10) days of the submission of the same to the IRS.

All of the foregoing reports must be provided timely by Borrower to Lender in a form and content acceptable to Lender in its sole discretion. Additionally, Borrower shall furnish such additional information as Lender shall request from time to time in its sole discretion.

                 3.2 Financial Covenants. In addition to the financial reporting and requirements set forth above, the Borrower hereby agrees to the following financial covenants at all times during the terms of the Loans:

                          (a)     Borrower shall maintain a minimum Tangible
Net Worth as follows:

                                  (i)      From the date of closing through
December 30, 1996, measured quarterly, Borrower shall achieve and maintain a minimum Tangible Net Worth of the Borrower of not less than $18,750,000.00;

                                  (ii)     As of December 31, 1996, and
measured quarterly through December 30, 1997, Borrower shall achieve and maintain a minimum Tangible Net Worth of not less than $19,245,000.00;

                                  (iii)    As of December 31, 1997, and
measured quarterly through December 30, 1998, Borrower shall achieve and maintain a minimum Tangible Net Worth of not less than $20,745,000.00; and

                                  (iv)     As of December 31, 1998, and
measured quarterly thereafter, Borrower shall achieve and maintain a minimum Tangible Net Worth of not less than $23,745,000.00.

                          (b)     Borrower shall comply with the following
covenants with respect to Senior Debt/EBITDA:

                                  (i)      Beginning December 31, 1996, and
measured quarterly during the calendar year 1997, Senior Debt at quarter end shall not exceed 3.0 times EBITDA for the most recent twelve month period.

                                  (ii)     Beginning December 31, 1997, and
measured quarterly during the calendar year 1998, Senior Debt at quarter end shall not exceed 2.75 times EBITDA for the most recent twelve month period.





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


                                  (iii)    Beginning December 31, 1998, and
measured quarterly during the calendar year 1999, Senior Debt at quarter end shall not exceed 2.5 times EBITDA for the most recent twelve month period.

Failure of the Borrower to achieve or maintain any of the aforementioned financial covenants within the time periods indicated shall constitute a default under the Loan and the Loan Documents, and shall entitle Lender to immediately accelerate the same, without further notice, grace or curative period (notwithstanding anything contained herein or in the Loan Documents to the contrary).


                               ARTICLE IV - USURY

         It is not the intention of the parties hereto to make any agreement which shall be violative of the laws of the State of Florida relating to usury. In no event shall Borrower or Lender accept or charge any interest which, together with any other charges upon the principal or any portion thereof, howsoever computed, shall exceed the maximum legal rate of interest allowable under the laws of the State of Florida. Should any provisions of this Agreement or any existing or further Note, Loan Agreements or any other agreements between the parties be construed to require the payment of interest which, together with any other charges upon the principal, or any portion thereof, exceeds such maximum legal rate of interest, then any such excess shall be and is hereby expressly waived, and shall be credited to the outstanding principal balance.


                   ARTICLE V - REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lender as follows:

         5.1     Organization, Standing, Corporate Power.   Borrower is a
corporation duly formed, validly existing and in good standing under the laws of the State of Florida. The Borrower has appropriate power and authority to own its properties and to carry on its businesses as now being conducted, and the Borrower has appropriate power and authority to execute and perform this Agreement and to deliver the Note, and all other documents, instruments and agreements provided for herein.

         5.2 This Agreement. The execution and performance by the Borrower of this Agreement, the borrowing hereunder, and the execution and delivery of the Note and all other documents, instruments and agreements provided for herein (a) have been duly authorized by all requisite corporate action; (b) will not violate any provision of law or of the respective charter documents as amended to the date hereof of Borrower; and (c) will not violate or be in conflict with, result in a breach of, or constitute a default under any indenture, agreement and other instrument to which the Borrower is a party or by which it or any of its properties are bound, or any order, writ, injunction or decree of any court or governmental institution.





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


         5.3 Litigation. There are no actions, suits or proceedings pending, or to the knowledge of the Borrower, threatened against or adversely affecting the Borrower at law or in equity or before or by any federal agency or instrumentality, domestic or foreign, which involve any of the transactions herein contemplated or the possibility of any judgment or liability which might reasonably be expected to result in any material and adverse change in the business, operations, property or assets, or in the condition, financial or otherwise, of the Borrower. The Borrower is not in default with respect to any judgment, order, writ, injunction, decree, rule or regulation of any court, or federal, state, municipal or other governmental department.

         5.4 Financial Statements. The Borrower has heretofore furnished to the Lender balance sheets, annual statements, and other financial information which are, to the best of its knowledge, correct and complete and accurately present the financial condition and the results of the operation of the Borrower as of the dates thereof. Since the date of the last furnishing of said financial statements, there has been no material adverse change in the financial condition of the Borrower.

         5.5 Taxes. The Borrower has filed or caused to be filed all federal and state tax returns which, to the knowledge of the officers thereof, are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it and not being contested in good faith, to the extent that such taxes have become due.

         5.6 Other Instruments. Except as reflected on the financial statements, the Borrowers are not a party to any agreement or instrument or subject to any charter or other restrictions adversely affecting its business, properties or assets, operations or condition, financial or otherwise.

         5.7 Property and Assets. The Borrower has good and marketable title to all the property and assets reflected on the most recent financial statement furnished to the Lender, except such as have been disposed of in the ordinary course of business since the date of said financial statement and all such property and assets are free and clear of mortgages, pledges, liens, charges or other encumbrances, except as are reflected on the financial statements or as permitted by this Agreement.

         5.8 Regulation U. No part of the proceeds of any Loans hereunder will be used to purchase or carry, or to reduce or retire any loan incurred to purchase or carry, any margin stocks (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stocks. The Borrower is not engaged in the business of extending credit, nor is one of the Borrower's important activities extending of credit, for the purpose of purchasing or carrying such margin stocks. If requested by the Lender, the Borrower shall furnish to the Lender in connection with any loan hereunder a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said regulation.





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

                       ARTICLE VI - CONDITIONS PRECEDENT

         The obligation of the Lender to make the Loan hereunder is subject to the following conditions precedent:

         Condition to Disbursement. The obligation of the Lender to make any loan or any disbursement under a Loan hereunder shall be subject to the following conditions precedent:

         (a) Representations and Warranties. In order to induce the Lender to enter into this Agreement and to make the Loan or any Term Loans herein provided for and disbursements thereunder, the Borrower represents and warrants to the Lender that on the date of each borrowing or disbursement hereunder, the representations and warranties set forth in this Agreement shall be true and correct on and as of the date of such borrowing or disbursement, with the same force and effect as though such representations and warranties had been made on and as of such date.

         (b) No Default. At the time of each borrowing or disbursement hereunder, the Borrower has observed and performed all of the terms, conditions and agreements set forth herein on its part to be observed or performed and no Event of Default specified below, nor any event which, upon notice or lapse of time or both, would constitute such an Event of Default, shall have occurred and be continuing.

         (c) Officer's Certificate. At the end of each calendar quarter, the Borrower shall deliver to the Lender a certificate signed by the Treasurer or Controller of the Borrower dated such date confirming that: to his knowledge, no default exists hereunder, and no event which would become an Event of Default upon notice or lapse of time or both has occurred and is then continuing; there is no litigation or proceeding pending or, to his knowledge, threatened against or affecting the Borrower, the result of which might reasonably be expected to materially adversely affect the financial condition, business or operations of the Borrower; and there has been no materially adverse change in the financial condition of the Borrower since the date of the latest financial statement of Borrower submitted to the Lender.

         (d) Financial Statements. All financial statements, information and other data furnished by the Borrower to the Lender in connection with the Borrower's application for credit hereunder are, in all material respects, accurate and correct; the financial statements have been prepared in accordance with generally accepted accounting practices and accurately represent the financial condition of the Borrower, except as approved by the Lender and disclosed therein; no materially adverse changes have occurred since the date of said statements; and no liabilities, contingent or otherwise, not shown on said financial statements exist.

         (e) Liens and Encumbrances. The properties and assets of the Borrower, real, personal and mixed, are not subject to any liens or encumbrances or outstanding financing statements, whether filed or unfiled, except for liens for taxes not yet due and liens or encumbrances on personal or real property as reflected in the Borrower's audited financial statements and except for those liens and encumbrances on properties acquired subsequent to said statement or permitted by this Agreement elsewhere herein.

         (f) Litigation. There are no actions, suits, proceedings or claims pending or threatened against or affecting the Borrower, the result of which might reasonably be expected to materially adversely affect the financial condition, business or operations of the Borrower.

         (g) Authority. This Agreement and the Note provided for herein are valid and binding obligations of the Borrower.


                      ARTICLE VII - AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees with the Lender that from the date hereof and so long as any sums are outstanding or may be borrowed hereunder, unless the Lender shall otherwise consent in writing delivered to the Borrower, it will:

         7.1 Entity Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect their respective entity existence, and all its rights, licenses, permits and franchises required at the date hereof, or which may be required in the future conduct of their businesses, and comply with all laws and regulations applicable to them that materially affect the Borrower, and conduct and operate their businesses in the same lines and in substantially the same manner in which presently conducted and operated (subject to changes in the ordinary course of business), and at all times maintain, preserve and protect all property used and useful in the conduct of its businesses, and maintain same in good working order and condition.

         7.2 Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers, and maintain such other insurance to such extent and against such risks, including liability insurance, fire, windstorm, and other risks insured against by extended coverage as Lender shall require in its reasonable discretion. Borrower will furnish Lender with a copy of such insurance policies containing an endorsement in favor of Lender as loss payee as its interest may appear.

         7.3 Obligations and Taxes. Pay all indebtedness and obligations promptly and in accordance with normal terms, and pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon them or in respect of its properties, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Borrower shall not be required to pay and discharge or cause to be paid and discharged any such tax assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Borrower shall set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy or claim so contested.

         7.4 Notice of Litigation. Furnish to Lender within ten (10) days after service of process or equivalent notice, written notice of any material litigation, including arbitrations and of any material proceeding by or before any governmental agency.

         7.5 Notice of Default. The Borrower will give prompt written notice to Lender of all events of default under any of the terms and provisions of this Agreement, the Note, or of any other agreement, contract, indenture, document or instrument entered, or to be entered into by it; if applicable, changes in management, litigation, and of any other matter which has resulted in, involving more than $100,000.00, a materially adverse change in its financial condition or operation; and immediately provide Lender with a copy of its reports filed with the Securities and Exchange Commission.

         7.6 Records. The Borrower will keep and maintain full and accurate accounts and records of its operations according to generally accepted accounting principles and practices, and will permit Lender and its designated officers, employees, agents and representatives to have access thereto and to make examination thereof at all reasonable times, to make audits, and to inspect and otherwise check its properties, real, personal and mixed. Unless Borrower is in Default or Lender otherwise has reasonable cause to do so, Lender will not exercise its right to gain access to the business premises of Borrower more than one time in a calendar quarter. Lender shall provide Borrower with at least 48 hours advance notice of any visit to Borrower's premises.

         7.7 Execution of Other Documents. The Borrower will promptly, upon demand by Lender, execute all such additional agreements, contracts, indentures, documents and instruments in connection with this Agreement as Lender, in its sole discretion, may reasonably deem necessary.

         7.8 Subordinated Debt. There is no existing debt of the Borrower which shall be deemed Subordinated Debt, except for the Permitted Debt, which is not being subordinated. Any and all existing or future loans or other indebtednesses owed to shareholders, officers, or directors of the Borrower shall be subject, subordinate and inferior to the interest of the Lender in the Loans and the Loan Documents, except as to the Permitted Debt. Such subordination shall be evidenced by a Subordination of Indebtedness Agreement executed by the appropriate parties as to all Subordinated Debt existing on the date hereof, in form and substance acceptable to the Lender in its sole discretion. The Borrower shall cause a like Subordination of Debt to be immediately executed by the appropriate parties as to any future Subordinated Debt.

         7.9 Depository Account. Borrower will maintain its primary depository account with the Lender at all times during the term of the Loans.

         7.10 Landlords' Waivers. The Borrower shall promptly furnish to the Lender during the term of the Loans a photocopy of any written leases entered into by it for the leasing of real property upon which to conduct its business operations, which the Lender may require, in its reasonable discretion. Upon the Lender's request, the Borrower shall use reasonable efforts to cause the execution by the landlord of such property of a Landlord's Waiver in favor of the Lender, wherein the landlord waives its landlord's right in favor of the Lender as to any personal property of the Borrower located on such premises that is subject to a security interest in favor of Lender. Such Landlord's Waiver shall be in form and content acceptable to the Lender in its reasonable discretion.

         7.11 Additional Security. To secure each Term Loan, Borrower grants to the Lender a first purchase money security interest in the particular equipment that Borrower acquires with the proceeds of each Term Loan (the "Collateral"). Lender's security interest in each item of Collateral will secure only the Term Loan that funded its purchase. The Lender will receive this security interest in purchased equipment automatically without any further action by the Lender when the Lender makes the advance that funds the applicable equipment purchase.As reflected in this Agreement, the security interest of the Lender in the Collateral will be perfected by the filing of the UCC-1 Financing Statements in the state in which the Collateral is located.

         During the term of a Term Loan, the Lender may require that the Lender's security interest in the Collateral located in other states be perfected as security for such Term Loan. If so required by the Lender, in its sole and absolute discretion, during the term of such a Term Loan, the Borrower will execute and deliver additional UCC-1 Financing Statements or other instrument as required by the state in which such UCC-1 Financing Statement or other instrument will be filed or recorded, to the Lender for filing in other states, and in such event, the Borrower will pay the costs of preparation, filing and recording such additional UCC-1 Financing Statements. The proper form of UCC-1 Financing Statement or other instrument required by the state in which the new Collateral will be located shall be provided by Borrower to Lender, at Borrower's sole cost and expense. Further, Borrower shall provide, at its expense, to the Lender, if so required by the Lender, in its sole and absolute discretion, appropriate UCC searches and retrievals in such other states to reflect the Lender as having a first security interest in those states as to the Collateral. Simultaneously with the execution and delivery by Borrower to Lender of a UCC-1 Financing Statement or other instrument as required for each new Collateral, the Borrower shall provide to Lender, at its sole expense, an executed Landlord Waiver and Opinion of Counsel in favor of Lender. Borrower will not be required to execute a UCC-1 Financing Statement for any purpose other than perfecting the Lender's security interest in Collateral (Equipment purchased with Term Loan proceeds).

                       ARTICLE VIII - NEGATIVE COVENANTS

         The Borrower covenants and agrees with Lender that from the date hereof and so long as any sums are outstanding or may be borrowed under the Loans, unless the Lender shall otherwise consent in writing delivered to the Borrower, it will not:

         8.1. Indebtedness. Create or incur any current debt except in the regular course of business for goods and services and will not incur, create, assume or permit to exist any indebtedness or liability for borrowed money or any indebtedness evidenced by notes, bonds, debentures or similar obligations, contingent or direct, if giving effect to such additional debt on a pro forma basis causes the aggregate amount of Borrower's debt, except for the Note evidencing the Loan in favor of Lender, and except for the Permitted Debt, to exceed $50,000.00.

         8.2 Notes, Accounts. Sell, discount or otherwise dispose of notes, accounts or other rights to receive payments, with or without recourse, except for collection in the ordinary course of business.

         8.3 Disposal of Property; Merger. Sell, lease, transfer or otherwise dispose of its properties and assets having a historical cost of $100,000.00 or more, whether now owned or hereafter acquired, except in the ordinary course of business; or consolidate with or merge into any other corporation, or acquire all or substantially all the assets of any other person, firm or corporation.

         8.4 Loans. Make any loans to any person, firm or corporation, or become a guarantor or surety, nor pledge its credit in any manner, directly or indirectly, which in the aggregate would exceed $50,000.00, except in the ordinary course of business for business travel and expense advances.

         8.5 Payments to Shareholders. Declare or pay any cash payments with respect to stock to Borrowers' shareholders by way of dividends, repurchases, or retirement of stock, or otherwise.

         8.6 Liens. Incur, create, assume or permit to exist any mortgage, pledge, lien, charge, security deed, deed of trust, or other encumbrance of any nature whatsoever on any property or assets now owned or hereafter acquired by the Borrower, except the Permitted Liens. Further, Borrower shall not permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower in an amount in excess of $50,000.00 and that is not discharged or execution is not stayed within thirty
(30) days of entry.

         8.7 Sale and Leaseback. The Borrower will not enter into any sale and leaseback agreement with respect to any of Borrower's fixed assets.

         8.8 Default Under Other Agreements or Contracts. The Borrower will not commit to do or fail to commit to do, any act or thing which would constitute an Event of Default under any of the terms or provisions of any other agreement, mortgage, contract, indenture, document or instrument executed by it involving more than $100,000.00, except those that may be contested in good faith, and would not, if settled unfavorably, materially and adversely affect the financial condition of the Borrower.

         8.9 Prepayments. Except in the ordinary course of business, make any prepayments on any of its debts and obligations, including any notes, leases, contracts and salaries, except for payments to trade creditors made in order to take advantage of cash discounts and except for the prepayment of any indebtedness owed by Borrower to Lender.

         8.10 Compliance with Law Generally. Be in violation of any law, ordinance, governmental rules or regulations to which Borrower is subject, or fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of the properties of Borrower or to the conduct of its businesses, which violation or failure to obtain might reasonably be expected to materially adversely affect the business, properties, results of operation, or condition (financial or otherwise) of Borrower.

         8.11 Fiscal Year. Change Borrower's fiscal year end at any time during the term of the Loans without the consent of Lender, in its sole discretion.

         8.12 Investments. Purchase any stock, securities, or evidence of indebtedness of any other person or entity except investments in direct obligations of the United States Government and its agencies, certificates of deposit of United States commercial banks having a tier 1 capital ratio of not less than six percent (6%) and then in an amount not exceeding ten percent (10%) of the issuing bank's unimpaired capital and surplus, daily accessible, non-price fluctuating money market funds, commercial paper rated at least A1 (Standard & Poor's) P1 (Moody's), and letter of credit enhanced variable rate demand notes rated at least A1 (Standard & Poor's) PI (Moody's).

                       ARTICLE IX - DEFAULTS AND REMEDIES

         9.1 Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrences shall be voluntary or involuntary, or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body), then Lender shall be entitled to the remedies set forth in Section 11.2 of this Agreement. The Events of Default shall include, but not be limited to, the following:

                 (a) Any representation or warranty made herein or in any report, certificate, financial statement or other instrument furnished in connection with this Agreement, or the borrowing hereunder shall prove to be false or misleading in any material respect when made;

                 (b) Default shall occur in the payment of interest or principal on any indebtedness referred to herein, including the Note, within five (5) days after the same shall become due and payable, whether at the due date thereof or by acceleration or otherwise, or failure of the Borrower to make payment of principal or interest on any other obligation for borrowed money in excess of $100,000.00 beyond any period of grace provided with respect thereto, or in the performance of any other agreement, term or condition contained in any agreement under which any such obligation is created, if the effect of such default is to cause or permit the holder or holders of such obligation to accelerate the maturity thereof, except for obligations that Borrower is contesting in good faith;

                 (c) Any default shall occur in the due observance or performance of any covenant, agreement or other provision of this Agreement or the Instruments of Security referred to above other than for the payment of money, and such default continues unremedied for a period of thirty (30) days after notice from Lender;

                 (d) The Borrower shall: (i) apply for or consent to the appointment of a receiver, trustee in bankruptcy for benefit of creditors, or liquidator of it or any of its property; (ii) admit in writing its inability to pay its debts as they mature; (iii) make a general assignment for the benefit of creditors; (iv) be adjudicated a bankrupt or insolvent; (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or seeking to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute or an answer admitting an act of bankruptcy alleged in a petition filed against it in any proceeding under any such law; or (vi) take any action for the purposes of effecting any of the foregoing;

                 (e) An order, judgment or decree shall be entered against the Borrower with the application, approval or consent of the Borrower by any court of competent jurisdiction, approving a petition seeking its reorganization or appointing a receiver, trustee or liquidator of the Borrower, or of all or a substantial part of the assets thereof, and such order, judgement or decree shall continue unstayed and in effect for any period of sixty (60) days from the date of entry thereof;

                 (f) Final judgments for the payment of money in excess of an aggregate of $50,000.00, excluding claims covered by insurance, shall be rendered against the Borrower and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, provided that a judgment shall be deemed "final" only when the time for appeal shall have expired without an appeal having been claimed, or all appeals and further review claimed to have been determined adversely to the Borrower; or

                 (g) Default by the Borrower in the terms and provisions of any mortgages on its facilities which are not cured within any applicable grace period.

         9.2 Remedy. Upon the occurrence of any such Event of Default which is not cured within thirty (30) days, Lender may, at its option, declare all indebtedness of principal and interest due and payable, whereupon the Note (notwithstanding any provisions hereof) shall be immediately due and payable, and Lender shall have and may exercise from time to time any and all rights and remedies available to it under any applicable law; and Borrower shall promptly pay all costs of Lender of collection of any and all liabilities, and enforcement of rights hereunder, including reasonable attorney's fees, and legal expenses of any repairs to any of the Collateral, and expenses of repairs to any realty or other property to which any of the Collateral may be affixed. Any notice of sale, disposition or other intended action by Lender sent to Borrower, at the address of Borrower specified herein or at any other address shown on the records of the Lender at least ten (10) days prior to such action, shall constitute reasonable notice to Borrower. Expenses of retaking, holding, preparing for sale, selling, or the like, shall include Lender's reasonable attorney's fees and legal expenses. Upon disposition by Lender of any property of Borrower in which Lender has a security interest, Borrower shall be and remain liable for any deficiency, and Lender shall account to Borrower for any surplus, and to hold the same as a reserve against all or any liabilities of Borrower to Lender whether or not they, or any of them be then due, and in such order of application as Lender may, from time to time, elect. All rights, powers and remedies contained herein or in any other agreement, instrument or document executed in connection herewith are cumulative. Without in any way limiting the generality of the foregoing, the Lender shall also have the following specific rights and remedies:

                 (a) To take immediate possession of any of the Collateral securing the Loans, whether now owned or hereafter acquired, without notice, demand, presentment or resort to legal process, and, for those purposes, to enter any premises where any of the Collateral is located and remove the Collateral therefrom or render it unusable.

                 (b) To require the Borrower to assemble and make the Collateral available to the Lender at a place to be designated by the Lender which is also reasonably convenient to the Borrower.

                 (c) To retain the Collateral in satisfaction of any unpaid principal or interest on the Loans or sell the Collateral at public or private sale after giving at least ten (10) days' notice of the time and place of the sale and with or without having the Collateral physically present at the place of the sale.

                 (d) To make any repairs to the Collateral which the Lender deems necessary or desirable for the purposes of the sale.

                 (e) To exercise any and all rights of set-off which the Lender may have against any account, fund, or property of any kind, tangible or intangible, belonging to the Borrower which shall be in the Lender's possession or under its control.

                 (f) To cure such defaults, with the result that all costs and expenses incurred or paid by the Lender in effecting such cure shall be additional charges on the Loans which bear interest at the interest rate of the Loan and are payable upon demand.

The proceeds from any disposition of the Collateral for the Loans shall be used to satisfy the following items in the order they are listed:

                 (a) The expenses of taking, removing, storing, repairing, holding, and selling the Collateral, including any legal costs and attorneys' fees. If the Note is referred to an attorney for collection, the Borrower agrees to pay reasonable attorney's fees not to exceed fifteen percent (15%) of the amount of the outstanding balance of the Note at the time it is referred to the attorney.

                 (b) The expense of liquidating or satisfying any liens, security interests, or encumbrances on the Collateral which may be prior to the security interest of the Lender.

                 (c) Any unpaid fees, accrued interest, and then the unpaid principal amount of the Loan.

                 (d)      Any other indebtedness of the Borrower to the Lender.

If the proceeds realized from the disposition of the Collateral shall fail to satisfy any of the foregoing items, the Borrower shall forthwith pay any deficiency to the Lender upon demand.


                     ARTICLE X - APPOINTMENT OF A RECEIVER

         In case of default beyond the applicable curative period in any of the terms, covenants and provisions of the Agreement, or upon the institution of suit to enforce any rights and remedies of Lender hereunder, then Lender shall immediately and without notice, be entitled as a matter of right to the extent provided by law, and without regard to the value of the Collateral, or the solvency or insolvency of the Borrower, to the appointment of a Receiver of all assets of Borrower, or any of them, with the usual powers of Receivers in such cases, said Receiver to continue to act for such period of time as the Court appointing said Receiver may deem just and proper.


                           ARTICLE XI - MISCELLANEOUS

         11.1 Notices. Any notice shall be conclusively deemed to have been received by the Borrower and be effective on the day on which delivered to the Borrower at the following address:

                          Sterile Recoveries, Inc.
                          28100 U.S. Highway 19 North, Suite 201
                          Clearwater, Florida 34621
                          Attention: James T. Boosales
                                     Executive Vice President

         Copy to:         Glenn Rasmussen & Fogarty, P.A.
                          Post Office Box 3333
                          Tampa, Florida 33601
                          Attention: David S. Felman, Esquire

         11.2 Survival of Representations. All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loans herein contemplated and the execution and delivery to Lender of the Note evidencing the Loan and shall continue in full force and effect so long as any indebtedness created hereunder is outstanding and unpaid. All covenants and agreements by or on behalf of either party which are contained or incorporated in this Agreement shall bind and inure to the benefit of the successors and assigns of both parties hereto.

         11.3 Effect of Delay. Neither any failure nor any delay on the part of Lender in exercising any right, power or privilege hereunder or under the Note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege.

         11.4 Expenses. The Borrower will pay all out-of-pocket expenses reasonably incurred by Lender in connection with the preparation of this Agreement, the borrowings hereunder, and the enforcement of the rights of Lender in connection with this Agreement, or with the Loans made or the Note issued hereunder, including but not limited to the fees of and expenses of counsel for Lender.

         11.5 Modification and Waivers. No modification or waiver of any provision of this Agreement or of the Note nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall thereby entitle the Borrower to any other or further notice or demand in the same, similar or other circumstances.

         11.6 Business Day. Should any installment on the Note become due and payable on other than a business day of the Lender, the maturity thereof shall be extended to the next succeeding business day with interest on the principal amount thereof at the rate set forth herein.

         11.7 Remedies Cumulative. Any rights or remedies of the Lender hereunder or under the Note, or any other security agreement or writing shall be cumulative and in addition to every other right or remedy contained therein or herein, whether now existing or hereafter at law or in equity or by statute or otherwise.

         11.8 Binding Agreement. This Agreement shall be binding upon Borrower and its successors and assigns and the terms hereof shall inure to the benefit of Lender and its successors and assigns.

         11.9 Exhibits. All references to "Exhibits" contained herein are references to exhibits attached to the Agreement, the terms and conditions of which are made a part hereof for all purposes, the same as if set forth herein verbatim.

         11.10 Number and Gender of Words. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

         11.11 Captions. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

         11.12 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part.

         11.13 Governing Law. All documents executed pursuant to the transactions contemplated herein, including, without limitation, this Agreement and each of the Loan Documents, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with, the internal laws and judicial decisions of the State of Florida even though executed outside thereof; provided that this Section 13.14 shall not affect the applicability of, and interpretation or construction of, appropriate terms and provisions under the Uniform Commercial Code of any jurisdiction which govern the security interests in any of the Collateral. The Borrower hereby submits to the jurisdiction and venue of the state and federal courts of Florida for the purposes of resolving disputes hereunder or for the purposes of collection.

         11.14 Indemnification. The Borrower hereby agrees to indemnify and hold Lender harmless from and against any and all loss, damage, cost and expense, including attorney's fees and costs, that the Lender may incur or sustain by reason of the assertion of a claim or ruling by a governmental entity that documentary stamp tax, intangible tax or any penalties or interest associated therewith must be paid by reason of the execution and delivery of any of the Note, Loan Documents, or this Agreement, or any subsequent renewals, modifications, or amendments of the Note, Loan Documents, or this Agreement, including but not limited to the Term Loans. The Borrower's indemnity under the foregoing provision will not apply to the extent that the specified loss, damage, cost, or expense arises from the Lender's moving a Note into the State of Florida for purposes other than enforcement or requirement by any governmental authority.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above set forth.


Signed, sealed and delivered      FIRST UNION NATIONAL BANK OF
in the presence of:               FLORIDA, a national banking association


                                  By:
-----------------------------        ------------------------------
SIGNATURE                            SIGNATURE

-----------------------------     ---------------------------------
NAME LEGIBLY PRINTED,                NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED               TYPEWRITTEN OR STAMPED

                                     Its               President
-----------------------------            -------------
SIGNATURE

                                     (CORPORATE SEAL)
-----------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

As to Lender


STATE OF                        )
          -------------------
COUNTY OF                       )
          -------------------


                 The foregoing instrument was acknowledged before me this ______ day of ______________, 1996, by ________________________________, the
______ President of FIRST NATIONAL BANK OF FLORIDA, a national banking association, on behalf of the association.


PERSONALLY KNOWN               OR PRODUCED IDENTIFICATION
                 -------------
TYPE OF IDENTIFICATION PROVIDED
                                ---------------------------------



                       ------------------------------------------
                               SIGNATURE

                       ------------------------------------------
                               NAME LEGIBLY PRINTED,
                               TYPEWRITTEN OR STAMPED


         (SEAL)                NOTARY PUBLIC

My Commission Expires:

Signed, sealed and delivered      STERILE RECOVERIES, INC.,
in the presence of:               a Florida corporation


 /s/  [witness]                      By: /s/  Bertram T. Martin, Jr.
-----------------------------        ------------------------------
SIGNATURE                            SIGNATURE
     [witness name]                  Bertram T. Martin, Jr.

NAME LEGIBLY PRINTED,                NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED               TYPEWRITTEN OR STAMPED

 /s/ [witness]                       Its Executive Vice President
-----------------------------
SIGNATURE

  [witness name]                     (CORPORATE SEAL)
-----------------------------
NAME LEGIBLY PRINTED,
TYPEWRITTEN OR STAMPED

As to Borrower


STATE OF  [state name]               )
          -------------------
COUNTY OF   [county name]            )
          -------------------


                 The foregoing instrument was acknowledged before me this 15th day of October, 1996, by Bertram T. Martin, Jr., the Executive Vice President of STERILE RECOVERIES, INC., a Florida corporation, on behalf of the corporation.


PERSONALLY KNOWN               OR PRODUCED IDENTIFICATION
                 -------------
TYPE OF IDENTIFICATION PROVIDED
                                ---------------------------------


                              /s/  [notary name]
                       ------------------------------------------
                               SIGNATURE

                                   [notary name]
                       ------------------------------------------
                               NAME LEGIBLY PRINTED,
                               TYPEWRITTEN OR STAMPED


         (SEAL)                NOTARY PUBLIC

My Commission Expires:

                                  EXHIBIT "A"

               $15,000,000.00 COMMERCIAL REVOLVING LINE OF CREDIT
                  $5,000,000.00 AGGREGATE AMOUNT OF TERM LOANS

               QUARTERLY LOAN AGREEMENT COMPLIANCE CERTIFICATION

To:   FIRST UNION NATIONAL BANK OF FLORIDA

This shall certify that, for the quarter ending ______________________, 199______, STERILE RECOVERIES, INC., a Florida corporation (the "Borrower"), will ________________ in compliance with the Loan Agreement.

I.    FINANCIAL REPORTING                                           COMPLIANCE
                                                                    ----------

      A.      Quarterly compliance certification within
              forty-five (45) days of quarter end                   __________

      B.      Quarterly comparative unaudited
              financial statements, with supporting
              schedules and a 10-Q report within
              forty-five (45) days of quarter end                   __________

      C.      Annual audited financial statements, prepared
              on consolidating and consolidated basis, with
              supporting schedules and a 10-K report
              within ninety (90) days following each calendar
              or fiscal year end of Borrower                        __________

                                                           ACTUAL    COMPLIANCE
                                                           --------------------

II. Minimum Tangible Net Worth based on formula set forth in the Loan Agreement between the parties ________ __________

III. Senior Debt/EBITDA as set forth in Loan Agreement between parties

IV.   No additional debt on pro forma basis causing Borrower's
      debt to exceed $50,000.00, except for Permitted Debt
      as defined in Loan Agreement between parties.        ________  __________

V.    No additional loans or advances, except ordinary course of business travel and expense advances, which total more
      than $50,000 in the aggregate                        ________  __________

VI.   No dividends to stockholders, etc.                   ________  __________

VII.  No change in Borrower's fiscal year                  ________  __________

VIII. No purchase of stock, securities, etc.
      except as set forth in Loan Agreement
      between parties.                                     ________  __________

IX.   Borrowing under the line of credit has not
      exceeded availability as determined by Lender
      both as to Line of Credit Principal and Term Debt.   ________  __________



DATE:                           CERTIFIED BY:    STERILE RECOVERIES, INC.
     -------------------------

                                                 By:
                                                     --------------------------
                                                     Its Authorized Officer